UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OccuLogix, Inc.

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OCCULOGIX, INC.

dba TearLab Corporation
11025 Roselle St., Suite 100
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of OccuLogix, Inc.:

Notice is hereby given that the Annual Meeting of the Stockholders of OccuLogix, Inc., dba TearLab Corporation, will be held on June 24, 2010 at 8:30 a.m. Eastern Daylight Time at the Marriott Residence Inn, Mississauga Airport Corporate Centre West, 5070 Creekbank Road, Mississauga, Ontario, Canada for the following purposes:

1.           To elect seven directors for a one-year term to expire at the 2011 Annual Meeting of Stockholders.  Our present Board of Directors has nominated and recommends for election as director the following persons:

Elias Vamvakas
Anthony E. Altig
Thomas N. Davidson
Adrienne L. Graves
Paul M. Karpecki
Richard L. Lindstrom
Donald Rindell

2.           To approve an amendment to the 2002 Stock Option Plan to increase the shares reserved thereunder by 800,000 shares.

3.           To ratify the selection of Ernst & Young LLP (United States) as our independent auditors for the fiscal year ending December 31, 2010.

4.           To transact such other business as may be properly brought before our Annual Meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on April 30, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

Accompanying this Notice is a Proxy.  Whether or not you expect to be at our Annual Meeting, please complete, sign and date the Proxy you received in the mail and return it promptly.  If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Elias Vamvakas
Elias Vamvakas
Chairman of the Board

May 14, 2010

OCCULOGIX, INC.

dba TearLab Corporation
11025 Roselle St., Suite 100
San Diego, California 92121

PROXY STATEMENT

The Board of Directors of OccuLogix, Inc., a Delaware corporation, or the Company, is soliciting the Proxy for use at our Annual Meeting of Stockholders to be held on June 24, 2010 at 8:30 a.m. Eastern Daylight Time at the Marriott Residence Inn, Mississauga Airport Corporate Centre West, 5070 Creekbank Road, Mississauga, Ontario, Canada and at any adjournments or postponements thereof.

Details regarding the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in this proxy statement.  We have also made available a copy of our 2009 Annual Report to Stockholders with this proxy statement.  We encourage you to read our Annual Report.  It includes our audited financial statements and provides information about our business and products.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules.  We believe that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting.

All stockholders who find it convenient to do so are cordially invited to attend the meeting in person.  In any event, please complete, sign, date and return the Proxy.

A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending the meeting and voting in person.  Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted (1) for the election of our Board of Directors’ nominees as directors, (2) to approve an increase in the number of shares reserved for issuance under the 2002 Stock Option Plan to 800,000, and (3) for the ratification of the selection of Ernst & Young LLP (United States) as our independent auditors.  Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions have the same effect as votes “against” the matters, except in the election of directors.  “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

Stockholders of record at the close of business on April 30, 2010, or the Record Date, will be entitled to vote at the meeting or vote by proxy using the Proxy Card that was mailed to you with the Notice of Internet Availability of Proxy Materials.  As of the Record Date, 14,765,794 shares of our common stock, par value $0.001 per share, were outstanding.  Each share of our common stock is entitled to one vote.  A majority of the outstanding shares of our common stock entitled to vote, represented in person or by proxy at our Annual Meeting, constitutes a quorum.  A majority of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote thereon is required for the election of directors, ratification of the selection of Ernst & Young LLP (United States) as our independent auditors for the fiscal year ending December 31, 2010 and amendment to the Certificate of Incorporation to effectuate the name change.

The cost of preparing the Notice of Annual Meeting and Proxy Statement, and mailing the Notice of Internet Availability of Proxy Materials and Proxy, will be borne by us.  In addition to soliciting proxies by mail, our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.  It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that, upon request, we will reimburse such persons’ out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Bylaws authorize the number of directors to be not less than five and not more than nine.  Our Board of Directors currently consists of seven members.  Each of our directors is elected for a term of one year to serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.  The seven nominees for election to our Board of Directors at our upcoming Annual Meeting of the Stockholders are Elias Vamvakas, Anthony E. Altig, Thomas N. Davidson, Adrienne L. Graves, Paul M. Karpecki, Richard L. Lindstrom and Donald Rindell, each of whom is presently a member of our Board of Directors.

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors.  If no contrary indication is made, Proxies in the accompanying form are to be voted for our Board of Directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our Board of Directors to fill such vacancy.  Each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Information Regarding Directors

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Nominees for Election to the Board of Directors

Name	Age	Position
Elias Vamvakas	51	Chairman of the Board and Chief Executive Officer
Anthony E. Altig	54	Director
Thomas N. Davidson	69	Director
Adrienne L. Graves	55	Director
Paul M. Karpecki	43	Director
Richard L. Lindstrom	61	Director
Donald Rindell	57	Director

Elias Vamvakas co-founded TLC Vision, an eye care services company, where he was the Chairman from 1994 to June 2006 and was the Chief Executive Officer from 1994 to July 2004.  He has been the Chairman of the Board of OccuLogix, or the Board, since June 2003 and was the Chief Executive Officer and Secretary of OccuLogix from July 2004 until October 2008 and since June 2009.  Since November 30, 2006, Mr. Vamvakas has been a member of the board of directors of TearLab, Inc., formerly known as OcuSense, Inc.  Mr. Vamvakas has been the chairman of the board of Greybrook Capital, a Toronto-based private equity firm.  Mr. Vamvakas also serves on the boards of several of Greybrook’s portfolio companies, Jameson Bank and the National Golf Club, and as chairman of Brandimensions Inc. and Nulogx Inc.  Mr. Vamvakas was named to “Canada’s Top Forty Under Forty” in 1996.  In 1999, he was named Ernst & Young’s Entrepreneur of the Year for Ontario in the Emerging Category and Canadian Entrepreneur of the Year for Innovative Partnering.  In 2000, Mr. Vamvakas was recognized by Profit Magazine for managing one of Canada’s fastest growing companies.  Mr. Vamvakas received a B.Sc. degree from the University of Toronto in 1981.  As our CEO, Mr. Vamvakas is specially qualified to serve on our board because of his detailed knowledge of our operations and market.

Anthony E. Altig is the Chief Financial Officer at Biotix Holdings, Inc., a company that manufactures microbiological and molecularbiological consumables.  He has also served as a director of Optimer Pharmaceuticals since November 2007.  From December 2004 to June 2007, Mr. Altig served as the Chief Financial Officer of Diversa Corporation (subsequently Verenium Corporation), a public company focused on enzyme technology.  Prior to joining Diversa, Mr. Altig served as the Chief Financial Officer of Maxim Pharmaceuticals, Inc., a public biopharmaceutical company, from 2002 to 2004.  From 2000 to 2001, Mr. Altig served as the Chief Financial Officer of NBC Internet, Inc., an internet portal company, which was acquired by General Electric.  Mr. Altig’s additional experience includes his role as the Chief Accounting Officer at USWeb Corporation, as well as his experience serving biotechnology and other technology companies during his tenure at both PricewaterhouseCoopers and KPMG.  In addition, Mr. Altig serves as a director and chair of the Audit Committee for MultiCell Technologies, Inc., a public biopharmaceutical company.  Mr. Altig received a B.A. degree from the University of Hawaii.  Mr. Altig’s experience as Chief Financial Officer of several public companies brings to the Board perspective regarding financial and accounting issues.

Thomas N. Davidson has been a member of the Board since September 2004.  Mr. Davidson was on the board of directors of TLC Vision since 2002 until he resigned in December 2007.  Mr. Davidson has been Chairman of NuTech Precision Metals Inc. since 1984 and Chairman of Quarry Hill Group, a private investment holding company, since 1989.  NuTech Precision Metals Inc. is a manufacturer of high performance metal fabrications for the health care, aerospace, high technology, nuclear power and chemical industries.  Mr. Davidson is past Chairman of Hanson Chemical Inc., a supplier of specialty chemical products, and General Trust and PCL Packaging Inc.  Mr. Davidson was formerly the non-executive Chairman of Azure Dynamics Corporation, a developer of hybrid electrical vehicle systems for commercial vehicles.  He also sits on the board of MDC Partners Inc. and was recognized by the Financial Post as the Canadian Entrepreneur of the Year in 1979.  Mr. Davidson’s background in the medical device field, as well as his service as Chairman and on other boards, brings to the Board a broad perspective in corporate governance and high level management.

Adrienne L. Graves, Ph.D. has been a member of the Board since April 2005 and, from 2002 to 2010 was President and Chief Executive Officer of Santen Inc., the U.S. subsidiary of Santen Pharmaceutical Co., Ltd.  Dr. Graves is currently a strategic advisor for Santen.  Dr. Graves joined Santen Inc. in 1995 as Vice President of Clinical Affairs to initiate the company’s clinical development in the U.S.  Prior to joining Santen Inc., Dr. Graves spent nine years with Alcon Laboratories, Inc. (“Alcon”) beginning in 1986 as a Senior Scientist.  She was named Associate Director of Alcon’s Clinical Science Division in 1992 and then Alcon’s Director of International Ophthalmology in 1993.  Dr. Graves is the author of over 30 research papers and is a member of a number of professional associations, including the Association for Research in Vision and Ophthalmology, the American Academy of Ophthalmology, the American Glaucoma Society and Women in Ophthalmology.  She also serves on the boards of the American Academy of Ophthalmology Foundation, the Pan-American Association of Ophthalmology, the American Association for Cataract and Refractive Surgery, the Glaucoma Research Foundation and the Corporation Committee for the Brown University Medical School.  Dr. Graves also co-founded Ophthalmic Women Leaders.  She received her B.A. in psychology with honors from Brown University, her Ph.D. in psychobiology from the University of Michigan and completed a postdoctoral fellowship in visual neuroscience at the University of Paris.  Dr. Graves brings to the Board a long history of experience in the field of ophthalmology and business strategy.

Paul M. Karpecki O.D., FAAO has been the Director of Ocular Disease Research at Koffler Vision Group in Lexington, Kentucky since March of 2009, where he also works in corneal services.  In 2007 Dr. Karpecki accepted a position with the Cincinnati Eye Institute in Corneal Services after five years as Director of Research for the Moyes Eye Clinic in Kansas City.  Dr. Karpecki serves on or chairs numerous optometric association committees including Chair of the Refractive Surgery Advisory Committee to the AOA (American Ophthalmology Association) and on the AOA Meetings Executive Committee.  He has lectured in more than 300 symposia covering four continents and was the first optometrist to be invited to both the Delphi International Society at Wilmer-John's Hopkins, which includes the top 25 dry eye experts in the world, and the National Eye Institute's dry eye committee.  This was a task force established by the U.S. Department of Health and Human Services to better understand and treat dry eye disease in women.  A noted educator and author, Dr. Karpecki lectures on new technology, surgical advancements and therapeutics with an emphasis on cornea and external disease.  He presently serves on eight professional journal editorial boards.  Dr. Karpecki received his doctorate of  optometry from Indiana University and completed a Fellowship in Cornea and Refractive Surgery at Hunkeler Eye Centers in affiliation with the Pennsylvania College of Optometry in 1994.  Dr. Karpecki’s experience in the field of optometry, and in particular his specialty regarding dry eye disease, make him a valuable addition to the Board

Richard L. Lindstrom, M.D. has been a member of the Board since September 2004 and has served as a director of TLC Vision since May 2002 and, prior to that, was a director of LaserVision Centers, Inc. since November 1995.  Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and is Founder and Attending Surgeon of Minnesota Eye Consultants P.A., a provider of eye care services.  Dr. Lindstrom has served as Associate Director of the Minnesota Lions Eye Bank since 1987.  He is also a medical advisor for several medical device and pharmaceutical manufacturers.  Dr. Lindstrom is past President of the International Society of Refractive Surgery, the International Intraocular Implant Society, the International Refractive Surgery Club and the American Society of Cataract and Refractive Surgery.  From 1980 to 1989, he served as a Professor of Ophthalmology at the University of Minnesota and is currently Adjunct Professor Emeritus in the Department of Ophthalmology at the University of Minnesota.  Dr. Lindstrom received his Doctor of Medicine, Bachelor of Arts and Bachelor of Sciences degrees from the University of Minnesota.  Dr. Lindstrom’s background in ophthalmology gives him a perspective that is helpful to the Board for understanding the Company’s product market.

Donald Rindell has been a member of the Board since September 2008 and has been a member of the board of directors of TearLab, Inc. since March 2006.  He currently serves as Executive Director of Business Development for Amylin Pharmaceuticals, Inc., a position he has held since 2005.  Prior to joining Amylin Pharmaceuticals, Inc., Mr. Rindell had a successful consulting practice, during which time he served as Acting President of Medical Device Group, Inc., an acute care and respiratory company, Vice President of Business Development of CardioNet, Inc., a “real-time” 24/7 cardiovascular monitoring company, and Vice President of Business Development of HandyLab, Inc., a molecular diagnostics and pharmacogenomics system company.  His responsibilities included corporate marketing, mergers and acquisitions activities, product planning and new strategic initiatives.  Prior to his consulting practice, he served as Vice President of Corporate Development & Strategic Planning of Advanced Tissues Sciences, Inc. (“ATS”), a La Jolla, California-based biotechnology company.  Prior to his tenure at ATS, Mr. Rindell was the Vice President for Global Business Management of Braun/Thermoscan, a division of The Gillette Company.  At Braun/Thermoscan, he played a major role in building its medical diagnostics business to achieve sales exceeding $170 million.  Mr. Rindell was also employed by Hybritech, a division of Eli Lilly and Company as Executive Director of Sales and Marketing.  Mr. Rindell received his B.S. degree in Economics from the College of Wooster and an M.B.A. from Pepperdine University Graduate School of Business.  Mr. Rindell’s years of experience in the medical device field is very valuable to the Company as it works through regulatory requirements and marketing.

Board Meetings

Our Board held nine regularly scheduled meetings during 2009.  No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board and of the total number of meetings of committees of our Board on which he or she served.

Committees of the Board

Our Board currently has, and appoints members to, three of our standing committees: our Compensation Committee, our Corporate Governance and Nominating and our Audit Committee.  The current members of our committees are identified below:

Director	Compensation	Corporate Governance and Nominating	Audit
Anthony E. Altig (1)	✓	✓	✓
Thomas N. Davidson (2)	✓	✓	✓
Adrienne L. Graves	✓	✓	✓
Paul M. Karpecki	✓	✓	✓
Richard L. Lindstrom	✓	✓	✓
Donald Rindell (3)	✓	✓	✓
___________________
(1)	Audit Committee Chair.
(2)	Compensation Committee Chair.
(3)	Corporate Governance and Nominating Committee Chair.

Compensation Committee.  The Compensation Committee currently consists of Messrs. Davidson and Rindell, and Drs. Lindstrom, Karpecki and Graves, with Mr. Davidson serving as its chairman.  The Compensation Committee held three meetings during 2009.  All members of the Compensation Committee are independent as determined under the various NASDAQ Stock Market, Securities and Exchange Commission and Internal Revenue Service qualification requirements.  The Compensation Committee is governed by a written charter approved by our Board.  The functions of this committee include, among other things:

•
to provide oversight of the development and implementation of the compensation policies, strategies, plans and programs for the Company’s key employees and directors, including policies, strategies, plans and programs relating to long-term compensation for the Company’s senior management, and the disclosure relating to these matters;

•	to make recommendations regarding the operation of and/or implementation of employee bonus plans and incentive compensation plans;

•	to review and approve the compensation of the Chief Executive Officer and the other executive officers of the Company and the remuneration of the Company’s directors; and

•	to provide oversight of the selection of officers, management, succession planning, the performance of individual executives and related matters.

Audit Committee.  The Audit Committee consists of Messrs. Altig, Davidson and Rindell and Drs. Lindstrom, Karpecki and Graves, with Mr. Altig serving as chairman.  The Audit Committee held five meetings during 2009.  All members of the Audit Committee are independent directors (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards).  Mr. Altig qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the Securities and Exchange Commission.  The Audit Committee is governed by a written charter approved by our Board.  The functions of this committee include, among other things:

•	to monitor the Company’s financial reporting process and internal control system;

•	to appoint and replace the Company’s independent outside auditors from time to time, to determine their compensation and other terms of engagement and to oversee their work;

•	to oversee the performance of the Company’s internal audit function; and

•	to oversee the Company’s compliance with legal, ethical and regulatory matters.

Both our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee.  The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties.  It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee members are Messrs. Davidson and Rindell, and Drs. Lindstrom, Karpecki and Graves, with Mr. Rindell serving as chairman.  The Corporate Governance and Nominating Committee held two meetings during 2009.  All members of the Corporate Governance and Nominating Committee are independent directors, as defined in the NASDAQ Stock Market qualification standards.  The Corporate Governance and Nominating Committee is governed by a written charter approved by our Board.  The functions of this committee include, among other things:

•	to establish criteria for Board and committee membership and to recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•
to ensure that appropriate processes are established by the Board to fulfill its responsibility for (i) the oversight of strategic direction and development and the review of ongoing results of operations of the Company by the appropriate committee of the Board and (ii) the oversight of the Company’s investor relations and public relations activities and ensuring that procedures are in place for the effective monitoring of the stockholder base, receipt of stockholder feedback and responses to stockholder concerns;

•	to monitor the quality of the relationship between management and the Board and to recommend improvements for ensuring an effective and appropriate relationship; and

•	to make recommendations to the Board regarding corporate governance matters and practices.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Corporate Governance Committee considers, among others, the following factors:

•	experience, skills and other qualifications in view of the specific needs of the Board and the Company;

•	diversity of background; and

•	demonstration of high ethical standards, integrity and sound business judgment.

The Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience which are well suited to further the Company’s objectives.  In doing so, the Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of the Company and our stockholders.  The Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of our Board to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and that a majority of the members of our Board meet the definition of an “independent director” under the NASDAQ Stock Market qualification standards.  At this time, the Corporate Governance Committee also believes it appropriate for our Chief Executive Officer to serve as the Chairman of our Board.

Identification and Evaluation of Nominees for Directors

The Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service.  Current members with qualifications and skills that are consistent with the Corporate Governance Committee’s criteria for Board service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective.  If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above.  The Corporate Governance Committee generally polls our Board and members of management for their recommendations.  The Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts.  The Corporate Governance Committee reviews the qualifications, experience and background of the candidates.  Final candidates are interviewed by our independent directors and Chief Executive Officer.  In making its determinations, the Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best attain success for the Company and represent stockholder interests through the exercise of sound judgment.  After review and deliberation of all feedback and data, the Corporate Governance Committee makes its recommendation to our Board.  Historically, the Corporate Governance Committee has not relied on third-party search firms to identify Board candidates.  The Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Corporate Governance Committee has not received director candidate recommendations from our stockholders and does not have a formal policy regarding consideration of such recommendations since it believes that the process currently in place for the identification and evaluation of prospective members of the Board is adequate.  Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by members of our Board or management.  Stockholders wishing to suggest a candidate for director should write to the Company’s Chief Financial Officer and Treasurer.

Communications with our Board of Directors

Our stockholders may send written correspondence to non-management members of the Board to the Chief Financial Officer or Chief Executive Officer at 11025 Roselle Street, Suite 100, San Diego, California 92121.  Our Chief Financial Officer or Chief Executive Officer will review the communication, and if the communication is determined to be relevant to our operations, policies, or procedures (and not vulgar, threatening, or of an inappropriate nature not relating to our business), the communication will be forwarded to the Chairman of our Board.  If the communication requires a response, our Chief Financial Officer will assist our Chairman (or other directors) in preparing the response.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics that applies to our officers, directors and employees.  The Code of Business Conduct and Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K.  The Code of Business Conduct and Ethics is available on our website at www.tearlab.com.  If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Documents

Our corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Corporate Governance Committee Charter and Code of Business Conduct and Ethics are available free of charge on our website at www.tearlab.com.  Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Annual Report.  We will also provide copies of these documents free of charge to any stockholder upon written request to Investor Relations, OccuLogix, Inc., 11025 Roselle Street, Suite 100, San Diego, California 92121.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to OccuLogix’s audited financial statements for the year ended December 31, 2009.

The purpose of the Audit Committee is to assist the Board in its general oversight of OccuLogix’s financial reporting, internal controls and audit functions.  The Audit Committee Charter describes in greater detail the full responsibilities of the Committee and is available on our website at www.tearlab.com.  The Audit Committee is comprised solely of independent directors as defined by Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young, LLP, OccuLogix’s independent auditors.  Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13A-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.  Ernst & Young LLP (United States) is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America.

Beginning in fiscal 2004 and continuing through fiscal 2009 (the fifth year of certification), management has implemented a process of documenting, testing and evaluating the Company’s internal control over financial reporting in accordance with the requirements of the Sarbanes-Oxley Act of 2002.  The Audit Committee is kept apprised of the progress of the evaluation and provides oversight and advice to management regarding such compliance.  In connection with this oversight, the Audit Committee receives periodic updates provided by management at each regularly scheduled Audit Committee meeting.  At a minimum, these updates occur quarterly.  The Audit Committee also holds regular private sessions with Ernst & Young LLP to discuss their audit plan for the year, and the results of their quarterly reviews and the annual integrated audit.  At the conclusion of the process, management provides the Audit Committee with a report on the effectiveness of the Company’s internal control over financial reporting which is reviewed and commented upon by the Audit Committee.  The Audit Committee also reviewed Ernst & Young LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to our consolidated financial statements and financial statement schedules and management’s report on the effectiveness of internal control over financial reporting contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC on March 26, 2010.  The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation.

The Committee met on five occasions in 2009.  The Committee met privately in executive session with Ernst & Young LLP as part of each regular meeting.  The Committee Chair held private meetings with the Chief Financial Officer.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”  In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees.”  In connection with the foregoing, the Audit Committee has discussed with Ernst & Young LLP their firm’s independence.

Based on its review of the consolidated financial statements and discussions with, and representations from, management and Ernst & Young LLP referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in OccuLogix’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by our independent auditors, Ernst & Young LLP.  Pre-approval is required for audit services, audit-related services, tax services and other services.  In some cases, the full Audit Committee provides pre-approval of services for up to a year, which may be related to a particular defined task or scope of work and subject to a specific budget.  In other cases, a designated member of the Audit Committee may have delegated authority from the Audit Committee to pre-approve additional services, and such pre-approval is later reported to the full Audit Committee.  See “Fees for Professional Services” for more information regarding fees paid to Ernst & Young LLP for services in fiscal years 2009 and 2008.

April 30, 2010	AUDIT COMMITTEE

Anthony Altig
Thomas N. Davidson
Adrienne L. Graves
Paul Karpecki
Richard L. Lindstrom
Donald Rindell

Principal Accounting Fees and Services.

In connection with the audit of the 2009 financial statements, the Company entered into an engagement agreement with the San Diego, California, United States office of Ernst & Young LLP (United States), or Ernst & Young (U.S.), which set forth the terms by which Ernst & Young (U.S.) has performed audit services for the Company.  That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.  The Toronto, Canada office of Ernst & Young LLP (Canada), or Ernst & Young (Canada), previously performed audit services for the Company.

The following table sets forth the aggregate fees agreed to by the Company for the annual and statutory audits for the fiscal years ended December 31, 2009 and 2008, and all other fees paid by the Company to Ernst & Young (U.S.) during 2009 and 2008:

	For the years ended December 31,
	2009 ($)	2008 ($)
	(in thousands)
Audit Fees	$209.4	$234.1	(1)
Audit-Related Fees	30.2	0.0
Tax Fees	0.0	0.0
All Other Fees	0.0	0.0
Totals	$239.6	$234.1
____________________
(1)	Includes fees of C$83,625 for the review of the Company’s 2008 quarterly consolidated financial statements by Ernst & Young (Canada), converted at the year end exchange rate of $0.8178.

Audit Fees.  Audit fees for the financial years ended December 31, 2009 and 2008 were for professional services provided in connection with the audit of the Company’s annual consolidated financial statements, review of the Company’s quarterly consolidated financial statements, accounting matters directly related to the annual audits, the assessment and testing of internal controls for purposes of compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and audit services provided in connection with other statutory or regulatory filings.

Audit Related Fees.  In the fiscal year ended December 31, 2009, the Company incurred audit related fees of $31,191.  These fees were related to services associated with SEC registration statements, periodic reports (including Form 8-Ks for acquisitions)and other documents filed with the SEC or other documents issued in connection with security offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters.  Additionally these fees included consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory standard setting bodies.  There were no audit related fees for the fiscal year ended December 31, 2008.

Tax Fees.  Services for compliance and tax fees were incurred for services related to federal and various state tax compliance and planning, including commodity tax advisory services.

All Other Fees.  Ernst & Young LLP did not provide any services in the last two fiscal years, other than those described above.

The Audit Committee has concluded that the above-described non-audit services did not adversely impact the independence of Ernst & Young LLP.  All audit fees relating to the audit for the financial year ended December 31, 2009, were approved in advance, or were ratified, by the Audit Committee.  Generally, all audit and non-audit services to be provided by Ernst & Young LLP were, and will continue to be, pre-approved by the Audit Committee.

Compensation of Directors

Directors who are not employees are entitled to receive annual grants of an option to purchase 15,000 shares of the Company’s common stock and annual compensation of $15,000.  Committee chairmen receive additional annual compensation of $5,000.  Directors also receive $1,500, $1,000 and $500 for attendance at each Board, committee and telephonic meeting, respectively.  A cap of $2,500 has been set on payments for meeting attendance on any one day.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.  All of the Company’s directors attended our 2009 Annual Meeting, our most recent Annual Meeting, in person.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee.  The offices of Chief Executive Officer and Chairman of the Board have been at times combined and at times separated, and the Board considers such combination or separation in conjunction with, among other things, its succession planning processes.  Our Board believes that it should be free to make a choice regarding the leadership structure from time to time in any manner that is in our and our stockholders’ best interests.

We currently have combined the roles Chairman of the Board and Chief Executive Officer.  The Board does not have a lead independent director.  We believe this is appropriate because the Board includes a number of seasoned independent directors.  In concluding that having Mr. Vamvakas serve as Chief Executive Officer and Chairman of the Board represents the appropriate structure for us at this time, our board considered the benefits of having the Chief Executive Officer serve as a bridge between management and our board, ensuring that both groups act with a common purpose.  Our board also considered Mr. Vamvakas’ knowledge regarding our operations and the industry in which we compete and his ability to promote communication, to synchronize activities between our board and our senior management and to provide consistent leadership to both the Board and the Company in coordinating our strategic objectives.  Our board further concluded that the combined role of Chairman of the Board and Chief Executive Officer ensures there is clear accountability.

Board Role in Risk Oversight

While each of the committees of the Board evaluate risk in their respective areas of responsibility, our Corporate Governance Committee is primarily responsible for overseeing the company’s risk management processes on behalf of the full Board.  We believe that employing a committee specifically focused on our Company’s risk profile is beneficial, given the increased importance of monitoring risks in the current economic and business climate.  The Corporate Governance Committee discusses the Company’s risk profile, and the Corporate Governance Committee reports to the full Board on the most significant risk issues.

While the Board and the Corporate Governance Committee oversee the Company’s risk management, Company management is ultimately responsible for day-to-day risk management activities.  We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ABOVE.

Executive Compensation and other Information.

Our Executive Officers

The following table sets forth the name and position of each of the persons who were serving as our named executive officers as of April 15, 2010.

Name	Age	Position
Elias Vamvakas	51	Chairman of the Board and Chief Executive Officer
Tracy Puckett	46	Vice President, Marketing
Robert Walder	57	Vice President, Operations

Robert Walder has been our Vice President of Operations since 2008.  He is also a principal in The Samaritan Group, a consulting group specializing in medical services.  From January 2001 to September 2006, Mr. Walder was the Vice President of Clinical Operations of Digirad Corporation, a leading developer of solid state gamma cameras and a provider of in-office cardiology imaging services.  From May 1994 to December 2000, Mr. Walder was the Business Unit Manager  of the Hospital Products Division for Abbott Laboratories.  Abbott Laboratories is a global organization that develops, manufactures and distributes healthcare products and pharmaceuticals.  Mr. Walder holds a Bachelors in Electrical Engineering from California State College, a Baccalaureate in Medicine form the University of Southern California and degrees in Business Administration and Management from the University of Phoenix.

Tracy Puckett has been our Vice President of Marketing since 2007.  Prior from November 2003 to December 2006, Ms. Puckett was the Executive Director of Branding at Alimera Sciences Inc., a life science company specializing in eye care.  From August 2000 to November 2003, Ms. Puckett was the Executive Director, US Marketing at Novartis Ophthalmics, a division of Novartis Pharmaceuticals Corporation, where she managed a team of product managers.  Ms. Puckett holds a Bachelor of Science Psychology from Georgia Southern University.

A biography for Elias Vamvakas can be found in the section entitled Information Regarding Directors above.

Executive Compensation

The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2009 by each of the two individuals that served as our Chief Executive Officer during 2009 and our other two most highly compensated executive officers who were employed by us as of December 31, 2009.  We refer to our Chief Executive Officer and these other executive officers as our “named executive officers” elsewhere in this document.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (2)		All Other Compensation ($)	Total ($)
Elias Vamvakas (1)	2009	—	466,488		25,904	492,392
Chairman and Chief Executive Officer	2008	171,374	1,257,776	(3)	20,801	1,449,951
Tracy Puckett	2009	150,000	73,764		9,147	232,911
Vice President, Marketing
Robert Walder	2009	132,500	90,498		21,857	244,855
Vice President, Operations
Eric Donsky (4)	2009	130,000	7,426		100,295	237,721
Former President, Chief Executive Officer & Director	2008	222,495	569,500		—	791,995
______________________
(1)
Mr. Vamvakas resigned as Chief Executive Officer on October 6, 2008 and resumed service as Chief Executive Officer in June 2009.  $11,549 of Mr. Vamvakas’ compensation in 2008 was earned pursuant to director’s fees and included in the column headed “All Other Compensation” and was paid in U.S. dollars.

(2)
For the years ended December 31, 2009 and December 31, 2008, the values set forth in this column are based on the full grant date fair value of stock option awards, computed in accordance with the provisions of FASB ASC Topic 718, using the Black-Scholes pricing model, utilizing certain assumptions as outlined in the footnotes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.  These stock options include time-based stock options granted during the years ended December 31, 2009 and December 31, 2008.

(3)
Mr. Vamvakas was granted option awards with a fair value of $1,257,776 in 2008 pursuant to the Separation Agreement and Release entered into with the Company upon his termination of employment.  These severance benefits are further described in detail below in the section entitled “Employment Arrangements and Change of Control Arrangements.”

(4)
Mr. Donsky received severance benefits of $81,156 pursuant to the Separation Agreement and Release entered into with the Company upon his termination of employment.  These severance benefits are further described in detail below in the section entitled “Employment Arrangements and Change of Control Arrangements.”

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2009, including the value of the stock awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
	(#) Exercisable	(#) Unexercisable	($)
Eric Donsky (1)	100,000	—	3.43	12/29/2011
Eric Donsky (2)	7,500	—	2.20	12/29/2011
Elias Vamvakas (3)	184	—	32.50	8/1/2012
Elias Vamvakas (4)	20,000	—	24.75	7/1/2013
Elias Vamvakas (5)	—	4,500	51.25	3/30/2015
Elias Vamvakas (6)	12,000	—	47.50	8/3/2016
Elias Vamvakas (7)	2,666	1,334	27.75	7/3/2017
Elias Vamvakas (8)	626,164	—	2.63	10/6/2018
Elias Vamvakas (9)	7,500	7,500	2.00	6/18/2019
Elias Vamvakas (10)	14,899		1.22	9/30/2019
Elias Vamvakas (11)	—	135,000	1.22	9/30/2019
Elias Vamvakas (12)	100,000	—	1.22	9/30/2019
Elias Vamvakas (13)	—	200,000	1.22	9/30/2019
Tracy Puckett (14)	—	45,140	1.22	9/30/2019
Tracy Puckett (15)	—	25,000	1.99	3/3/2019
Tracy Puckett (16)	18,663	11,197	2.25	6/1/2017
Robert Walder (17)	4,594	9,188	3.12	12/8/2018
Robert Walder (18)	—	30,000	1.99	3/3/2019
Robert Walder (19)	—	56,218	1.22	9/30/2019
______________________
(1)
200,000 options were granted on December 12, 2008, under our  2002 Stock Option Plan, as amended (the “Plan”).  These time-based options were to vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.  Pursuant to the terms of a Separation Agreement between the Optionee and the Company, effective as of June 29, 2009 (the “Termination Date”), 50% of the unvested stock options became fully vested and remain exercisable for 30 months from the Termination Date.

(2)
15,000 options were granted on June 18, 2009, under the Plan.  These time-based options were to vest annually in 12 equal monthly installments, starting on the one month anniversary of the date of grant.  Pursuant to the terms of a Separation Agreement between the Optionee and the Company, effective as of June 29, 2009 (the “Termination Date”), 50% of the unvested stock options became fully vested and remain exercisable for 30 months from the Termination Date.

(3)	184 post-split options were granted on August 1, 2002, under the Plan. These time-based options have fully vested.
(4)	20,000 post-split options were granted on July 1, 2003, under the Plan. These time-based options have fully vested.
(5)
4,500 post-split options were granted on March 30, 2005, under the Plan.  These performance-based options were to vest as follows: (a) as to 100% when and if the Company receives the approval that it is seeking from the U.S. Food and Drug Administration for the RHEO System for use in the Rheopheresis treatment of non-exudative age-related macular degeneration (the “FDA Approval”), if the FDA Approval is received on or before November 30, 2006; (b) as to 80% when and if the Company receives the FDA Approval, if the FDA Approval is received after November 30, 2006 but on or before January 31, 2007;(c) as to 60% when and if the Company receives the FDA Approval, if the FDA Approval is received after January 31, 2007.

(6)	12,000 post-split options were granted on August 3, 2006, under the Plan. These options vested fully upon the date of grant.
(7)	4,000 post-split options were granted on July 3, 2007, under the Plan. These time-based options vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.
(8)	626,164 post-split options were granted on October 6, 2008, under the Plan. These options vested fully upon the date of grant.
(9)	15,000 options were granted on June 18, 2009, under the Plan. These time-based options vest annually in 12 equal monthly installments, starting on the one month anniversary of the date of grant.
(10)	14,899 options were granted on September 30, 2009, under the Plan. These options vested fully upon the date of grant.
(11)	135,000 options were granted on September 30, 2009, under the Plan. These time-based options vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.
(12)
100,000 options were granted on September 30, 2009, under the Plan.  These time-based options vest monthly in 1/6 installments, starting on June 30, 2009.  Vesting commencement is subject to stockholder approval of an increase in authorized shares reserved for issuance under the Plan.

(13)
200,000 options were granted on September 30, 2009, under the Plan.  These time-based options vest monthly in 1/12 installments, starting on January 1, 2010.  Vesting commencement is subject to stockholder approval of an increase in authorized shares reserved for issuance under the Plan.

(14)	45,140 options were granted on September 30, 2009, under the Plan. These time-based options vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.
(15)	25,000 options were granted on March 3, 2009, under the Plan. These time-based options vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.
(16)
29,860 post-split options were granted on June 1, 2007, under the Plan.  25% of these time-based options on June 1, 2008, and the remainder of the options vest in1/36 installments each month thereafter.

(17)	13,782 options were granted on December 8, 2008, under the Plan. 25% of these time-based options on August 11, 2009, and the remainder of the options vest in1/36 installments each month thereafter.
(18)	30,000 options were granted on March 3, 2009, under the Plan. These time-based options vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.
(19)	56,218 options were granted on September 30, 2009, under the Plan. These time-based options vest annually in 1/3 installments, starting on the one year anniversary of the date of grant.

Employment Arrangements and Change of Control Arrangements

Elias Vamvakas

On October 6, 2008, the Company and Mr. Vamvakas entered a Separation Agreement and Release.  Pursuant to that agreement, the Company granted options to purchase 626,164 shares of the Company’s common stock at a price of $2.63 per share to Mr. Vamvakas.  The options are immediately exercisable and will expire on October 6, 2018.  In addition, the terms of options to purchase 36,184 shares of the Company’s common stock previously issued to Mr. Vamvakas were extended to ten years from the date of grant, resulting in expiration dates between 2012 and 2017.  The Company has no further obligation to Mr. Vamvakas related to the termination of his employment.

Eric Donsky

On July 13, 2009, the Company and Mr. Donsky entered a Separation Agreement and Release.  Pursuant to that agreement, the Company 50% of the unvested options to purchase shares of the Company’s common stock held by Mr. Donsky as of July 21, 2009 became fully vested on that date and such stock options shall remain exercisable for a period of 30 months from June 29, 2009.  Mr. Donsky also received severance payments totaling $84,190, $81,156 of which was paid in 2009.  The Company has no further obligation to Mr. Donsky related to the termination of his employment.

We have no written employment or severance agreements with any other named executive officer.

Option Exercises and Stock Vested at Fiscal Year End

There were no options exercised by our named executive officers during the fiscal year ended December 31, 2009.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Non-Employee Director Compensation

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board for the fiscal year ended December 31, 2009.

Name	Fees earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony E. Altig	—	—	32,069	—	—	—	32,069
Thomas N. Davidson	—	—	30,722	—	—	—	30,722
Adrienne L. Graves	—	—	26,000	—	—	—	26,000
Paul M. Karpecki	—	—	—	—	—	—	—
Richard Lindstrom	—	—	28,000	—	—	—	28,000
Donald Rindell	—	—	33,500	—	—	—	33,500
______________________
(1)
For the years ended December 31, 2009 and December 31, 2008, the values set forth in this column are based on the full grant date fair value of stock option awards, computed in accordance with the provisions of FASB ASC Topic 718, using the Black-Scholes pricing model, utilizing certain assumptions as outlined in the footnotes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.  These stock options include time-based stock options granted during the years ended December 31, 2009 and December 31, 2008.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee has ever been an officer or employee of OccuLogix.  None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or the board of directors of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of OccuLogix.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

OccuLogix maintains directors’ and officers’ liability insurance.  Under this insurance coverage, the insurer pays, on OccuLogix’s behalf, for losses for which the Company indemnifies its directors and officers and, on behalf of individual directors and officers, losses arising during the performance of their duties for which OccuLogix does not indemnify them.  The total limit for the policy is $10,000,000 per policy term, subject to a deductible of $500,000 per claim with respect to corporate indemnity provisions and $500,000 if the claim relates to securities law claims.  The total premiums in respect of the directors’ and officers’ liability insurance for the financial year ended December 31, 2009 were approximately $120,000.  The directors’ and officers’ liability insurance policy is effective from December 7, 2009 to December 7, 2010.  The insurance policy does not distinguish between directors and officers as separate groups.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth information as of April 15, 2010 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group.  Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be.

Percentage of beneficial ownership is calculated based on 14,765,794 shares of common stock outstanding as of April 15, 2010.  Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of April 15, 2010.  Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shared Beneficially Owned
TLC Vision Corporation (1)	750,813	5.08%
Eric Donsky (2)	1,681,261	11.30%
Elias Vamvakas (3)	1,250,021	7.98%
Anthony Altig (4)	43,697	*
Thomas N. Davidson (5)	266,913	1.80%
Adrienne L. Graves (6)	39,580	*
Richard L. Lindstrom (7)	142,206	*
Donald Rindell (8)	75,675	*
Tracy Puckett (9)	56,037	*
Robert Walder (10)	16,317	*
Paul Karpecki (11)	10,548	*
All directors and executive officers as a group (13 persons) (12)	2,383,958	14.51%
______________________
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)
Based on information of beneficial ownership as of December 31, 2008, included in a Schedule 13G/A filed with the SEC on February 12, 2009.  Of such shares, 39,278 are owned directly by TLC Vision and 711,535 are owned by TLC Vision (USA) Corporation, a wholly-owned subsidiary of TLC Vision.  TLC Vision's address is 5280 Solar Drive, Suite 100, Mississauga, Ontario, L4W 5M8.

(2)	Includes (a) 107,500 shares subject to options exercisable within 60 days of April 15, 2010; and (b) 1,573,761 shares held by Mr. Donsky.
(3)
Includes (a) 890,997 shares subject to options exercisable within 60 days of April 15, 2010; (b) 88,591 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Corporation; (c) 269,633 shares held beneficially by Mr. Vamvakas through his relationship with Marchant Securities, Inc.; and (d) 800 shares held by Mr. Vamvakas.

(4)	Includes 43,697 shares subject to options exercisable within 60 days of April 15, 2010.
(5)
Includes (a) 44,793 shares subject to options exercisable within 60 days of April 15, 2010; (b) 2,120 shares held by Mr. Davidson; (c) 140,000 shares held by the Sally A. Davidson Trust, dated August 27, 1990; and (d) 80,000 shares held by the Thomas N. Davidson Revocable Trust.

(6)	Includes (a) 39,451 shares subject to options exercisable within 60 days of April 15, 2010; and (b) 129 shares held by Dr. Graves.
(7)	Includes (a) 55,968 shares subject to options exercisable within 60 days of April 15, 2010; and (b) 86,238 shares held by Dr. Lindstrom.
(8)	Includes 75,675 shares subject to options exercisable within 60 days of April 15, 2010.

(9)	Includes (a) 30,728 shares subject to options exercisable within 60 days of April 15, 2010; and (b) 25,309 shares held by Ms. Puckett.
(10)	Includes 16,317 shares subject to options exercisable within 60 days of April 15, 2010.
(11)	Includes 10,548 shares subject to options exercisable within 60 days of April 15, 2010.
(12)	See footnotes 3 through 11 inclusive.

Equity Compensation Plan Information

The following table provides information regarding the equity compensation plans as of December 31, 2009.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plans approved by security holders (1)	3,356,507	3.59	0	(4)
Plans not approved by security holders
The Warrants (2)	106,838	46.25	––
The Cowen Warrants (3)	3,740	46.25	––
Total	110,578	46.25
______________________
(1)
For discussion of the 2002 Stock Incentive Plan (“2002 Plan”), which was approved by the security holders, please refer to footnote 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

(2)
On February 6, 2007, pursuant to a securities purchase agreement (the “2007 Securities Purchase Agreement”), the Company issued warrants to certain investors (the “Warrants”).  The Warrants are five-year warrants exercisable into an aggregate of 106,838 shares of the Company's common stock at $46.25 per common share.

(3)
On February 6, 2007, the Company issued a warrant to Cowen and Company, LLC (the “Cowen Warrant”) in partial payment of the placement fee payable for the services it had rendered as the placement agent in connection with the 2007 Securities Purchase Agreement.  The Cowen Warrant is a five-year warrant exercisable into an aggregate of 3,740 shares of the Company's common stock.  The per share exercise price of the Cowen Warrants is $46.25, and the Cowen Warrants became exercisable on August 6, 2007.

(4)
As of December 31, 2009, the Company had granted 325,000 options to certain executives which require shareholder approval to increase the option pool by at least 325,000 options before the options granted to these certain executives become exerciseable.  If shareholder approval is not obtained by December 2, 2010 to increase the option pool, then these options will expire and be returned to the Plan.  100,000 of these options were fully vested as at December 31, 2009, 200,000 of the options vest monthly and are fully vested at the end of 2010 and 25,000 of the options vest one-third annually on the anniversary of its grant date of September 30, 2009.

Certain Relationships and Related Transactions, and Director Independence.

Except for the transactions described below, since January 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest.  All future transactions between us and any of our directors, executive officers or related parties will be subject to the review and approval of our Audit Committee.  In accordance with its charter, the Audit Committee is responsible for reviewing and approving all related party transactions for potential conflicts of interest on an ongoing basis.

Interests of Insiders in Prior and Proposed Transactions

TLC Vision

TLC Vision beneficially owns approximately 7.6% of the Company’s issued and outstanding common stock.  Mr. Vamvakas, formerly a director of TLC Vision and its past Chairman and CEO, became our Chairman in 2003 and was also our CEO until October 2008 and again since June 2009.  In addition, one of our other directors, Dr. Lindstrom, is also a director of TLC Vision.  One of our other directors, Mr. Davidson, was also a director of TLC Vision until December 2007, and one of our former directors, Jay T. Holmes, was elected to the board of directors of TLC Vision on June 10, 2008.

TLC Vision provides to OccuLogix certain information technology and administrative support.  During the financial year ended December 31, 2009, the Company paid to TLC Vision an aggregate of approximately $21,270 in respect of these services.

Marchant Securities Inc.

Marchant Securities Inc., or Marchant, is a firm indirectly beneficially owned as to approximately 32% by Mr. Vamvakas and members of his family.

On January 8, 2010 and March 19, 2010, we closed a private placement of our common stock totaling approximately $3 million.  The shares were sold pursuant to a securities purchase agreement, dated as of January 8, 2010, by and among the Company and the several purchasers, including Elias Vamvakas, our Chairman of the Board and Chief Executive Officer, Thomas N. Davidson, a member of the Board, and David C. Eldridge, a consultant and the Company’s Vice President, Professional Development.  The participation by such insiders was approved by our stockholders on March 3, 2010.

Pursuant to the terms of an amended and restated agency agreement (the “Canadian Placement Agency Agreement”), dated as of January 8, 2010, by and between the Company and Marchant Securities Inc. (“Marchant”), Marchant acted as the Canadian placement agent in connection with the private placement.  Under the Canadian Placement Agency Agreement, Marchant was the Company’s sole and exclusive agent in Canada for the offer for sale, on a best efforts basis, of the Company’s common stock in connection with the private placement and received a total of 95,221 shares of our common stock as consideration for its services in connection with the private placement.  The Company has also agreed to indemnify Marchant, its affiliates and their respective directors, officers, employees, shareholders and agents against all expenses, losses, claims, actions, damages or liabilities, and the reasonable fees and expenses of their counsel, arising out of the provision of the services pursuant to the agreement.

Greybrook Capital Inc.

On November 2, 2009, we entered into a capital advisory agreement with Greybrook Capital Inc., or Greybrook.  Pursuant to the terms of the agreement, as amended on January 8, 2010, Greybrook is entitled to receive in consideration of its provision of capital advisory services to the Company, within 90 days of the date of the agreement and again on or before the first anniversary of the date of the agreement, compensation consisting of (i) $100,000 in cash or (ii) shares of the Company’s common stock equal to the quotient of (A) $100,000 and (B) $1.22, the per share closing consolidated bid price on the date of the original execution of the agreement.  All other terms and conditions of the agreement remain in full force and effect.  Elias Vamvakas, Chairman of the Company’s board of directors and acting Chief Executive Officer, is a principal with, and holds a material financial interest in, Greybrook.

No Other Interests of Insiders

None of the principal stockholders, senior officers or directors of the Company or the proposed nominees for election as directors of the Company, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2009 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.

PROPOSAL 2

AMENDMENT OF THE 2002 STOCK OPTION PLAN

The 2002 Stock Option Plan (the “2002 Plan”) was adopted by our Board of Directors and approved by our stockholders in June 2002.  When the 2002 Plan was adopted, the 1997 Stock Option Plan (the “1997 Plan”) that was adopted by OccuLogix Corporation, a predecessor company, was terminated and the number of shares of common stock reserved for issuance under the 2002 Plan was reduced by the number of shares of common stock issuable under stock options granted under the 1997 Plan.  A maximum aggregate of 107,159 shares were initially reserved for issuance under the 2002 Plan and the 1997 Plan.  The 2002 Plan was amended in 2004, prior to our initial public offering, to increase the share reserve under the 2002 Plan to 178,240 shares, in 2007 to increase the share reserve by an additional 80,000 shares to 258,240 and again in 2008 to increase the share reserve by an additional 2,141,760 shares.

In December, 2009, our Board of Directors approved a proposal to amend the 2002 Plan to increase the shares reserved for issuance thereunder by 800,000 shares, subject to stockholder approval.  We are seeking stockholder approval of this proposed amendment to the 2002 Plan.  Our Board of Directors believes that the approval of the amendment to the 2002 Plan is essential to our continued success.  In particular, our Board of Directors believes that the awards permitted under the 2002 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete.

In May, 2010, our Board of Directors also approved an amendment to the 2002 Plan to (i) provide for full vesting acceleration of all options in the event of a change in control of the Company in which the surviving, continuing, successor or purchasing corporation (or other business entity or parent thereof) does not assume or substitute for outstanding options, and (ii) provide for full vesting acceleration of all options held by an option holder in the event of the option holder’s involuntary termination of service within 18 months following a change in control of the Company in which the surviving, continuing, successor or purchasing corporation (or other business entity or parent thereof) assumes or substitutes for outstanding options.  As stockholder approval is not required for this amendment, the 2002 Plan will be amended with respect to the treatment options upon a change in control of the Company, regardless of the approval to increase the number of shares reserved under the 2002 Plan

Vote Required

Approval of the amendment to the 2002 Plan to increase the shares reserved thereunder requires the affirmative vote of holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the 2010 Annual Meeting.  Our executive officers have an interest in this proposal as they may receive awards under the 2002 Plan.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2002 PLAN TO INCREASE THE SHARES RESERVED THEREUNDER BY 800,000 SHARES.

Description of the 2002 Plan (including the proposed amendment to reserve an additional 800,000 shares for issuance)

The following is a summary of the material features of the 2002 Plan and its operation.  This summary is qualified in its entirety by reference to the 2002 Plan itself set forth in Appendix A.

General.  The 2002 Plan provides for the grant of stock options and stock appreciation rights to employees, consultants and directors who provide services to the Company and any parent or subsidiary corporation of the Company (the “Participating Company Group”).  Stock options granted under the 2002 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options, as determined by our Board of Directors.  Incentive stock options may be granted only to employees.

Purpose.  The purpose of the 2002 Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

Administration.  The 2002 Plan is administered by our Board of Directors, or one or more committees that have been appointed by our Board of Directors to administer the Plan (in either case, the “Administrator”).  Subject to the provisions of the 2002 Plan, the Administrator has the full and final power and authority, in its discretion, to: (i) determine the persons to whom, and the time or times at which, options and stock appreciation rights will be granted and the number of shares to be subject to each such award; (ii) designate options as incentive stock options or nonstatutory stock options; (iii) determine the fair market value of our common stock; (iv) determine the terms, conditions and restrictions applicable to each option and stock appreciation right, and any shares acquired upon the exercise thereof; (v) approve one or more forms of option agreement; (vi) amend, modify, extend, cancel, renew, reduce the exercise price of, or in any other manner re-price any outstanding option and stock appreciation right or to waive any restrictions or conditions applicable to any outstanding option and stock appreciation right or any shares acquired upon the exercise thereof; (vii) accelerate, continue, extend or defer the exercisability of any option and stock appreciation right or the vesting of any shares acquired upon the exercise thereof; (viii) prescribe, amend or rescind rules, guidelines and policies relating to the 2002 Plan, or to adopt supplements to, or alternative versions of, the Plan; and (ix) correct any defect, supply any omission or reconcile any inconsistency in the 2002 Plan or any option agreement and to make all other determinations and take such other actions with respect to the 2002 Plan or any option and stock appreciation right deemed advisable to the extent not inconsistent with the provisions of the 2002 Plan or applicable law.  With respect to the participation of certain of our officers and key employees, the 2002 Plan will be administered in compliance with Rule 16b-3 of the Securities Exchange Act of 1934.

Reserved Shares.  The maximum number of shares that may be subject to awards under the 2002 Plan is 3,200,000 shares, which includes 800,000 new shares and 2,400,000 existing shares; provided, however, that the share reserve, determined at any time, shall be reduced by the number of shares subject to options granted pursuant to the 1997 Plan which were outstanding on or after the date on which our Board of Directors adopted the 2002 Plan or which was granted thereafter and prior to the effective date of the 2002 Plan (a “Prior Plan Option”).  If an option, including any Prior Plan Option, for any reason expires or is terminated or canceled or if shares of our common stock are acquired upon the exercise of an option, including any Prior Plan Option, subject to a Company repurchase option and are repurchased by the Company at the option holder’s exercise price, the shares of our common stock allocable to the unexercised portion of such option or Prior Plan Option or such repurchased shares of our common stock shall again be available for issuance under the Plan.

Options.  The Administrator may grant nonstatutory stock options and incentive stock options under the 2002 Plan.  The Administrator determines the number of shares subject to each option, as well as the exercise price of options granted under the 2002 Plan, provided that the exercise price per share of a nonstatutory stock option shall be not less than 85% of the fair market value of our common stock on the date of grant, and the exercise price per share of an incentive stock option shall be not less than the fair market value of a share of our common stock on the date of grant.  In addition, the exercise price of an incentive stock option granted to an employee who owns more than 10% of the total voting power of all classes of our outstanding stock shall have an exercise price per share that is not less than 110% of the fair market value of our common stock on the date of grant.

The term of each option will be stated in the award agreement.  The term of an option may not exceed ten years, except that, with respect to any employee who owns 10% of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five years.  In addition, with the exception of an option granted to an officer, director or a consultant, no option shall become exercisable at a rate less than 20% per year over a period of five years from the date of grant of the option, subject to the participant’s continued service.

After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the award agreement.  If no such period of time is stated in the participant’s award agreement, the participant will generally be able to exercise his or her option for (i) 30 days following his or her termination for reasons other than death or disability, and (ii) 12 months following his or her termination due to death or disability.  In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights.  The Administrator may grant stock appreciation rights to any employee, consultant or director in connection with the grant of any option.  Stock appreciation rights are the rights to receive the appreciation in fair market value of our common stock between the exercise date and the date of grant.  Stock appreciation rights are only exercisable at the same time, by the same person and to the same extent, that the option related thereto is exercisable, and the Company has the absolute right, at any time and from time to time, to require an option holder to exercise an option in lieu of the related stock appreciation right.

Non-Transferability of Options.  Options granted under the 2002 Plan are not assignable or transferable by the option holder other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the option holder, only by the option holder or the option holder’s guardian or legal representative.  However, the Administrator may, in its discretion, make a nonstatutory stock option assignable or transferable, subject to limitations set forth in the 2002 Plan.

Change in Control.  In the event of a change in control of the Company, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof may, without the consent of the option holder, either assume the Company’s rights and obligations under outstanding options or substitute for outstanding options substantially equivalent options for the acquiring corporation’s stock.  Any options that are not assumed or substituted for by the acquiring corporation in connection with the change in control nor exercised as of the date of the change in control shall terminate; provided, however, that pursuant to the 2002 Plan as amended in May, 2010, all options that are not assumed or substituted for in connection with a change in control will accelerate and vest in full, so that they are fully exercisable prior to their termination.  As amended in May, 2010, the 2002 Plan also provides that options held by an option holder who is involuntarily terminated within 18 months following a change in control in which the acquiring corporation assumes or substitutes for outstanding options will accelerate and vest in full as of the option holder’s termination of service.

Capitalization Changes.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the 2002 Plan and to any outstanding options, in the maximum number of shares available for issuance pursuant to incentive stock options, and in the exercise price per share of any outstanding options.  Further, if a majority of the shares which are of the same class as the shares that are subject to outstanding options are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Administrator may unilaterally amend the outstanding options to provide that such options are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding options shall be adjusted in a fair and equitable manner as determined by the Administrator, in its discretion.  Any such adjustments will be final, binding and conclusive.

Amendment and Termination of the 2002 Plan.  Our Board of Directors may terminate or amend the 2002 Plan at any time, without the approval of the Company’s stockholders.  However, without the approval of the Company’s stockholders, there shall be (i) no increase in the maximum aggregate number of shares that may be issued under the 2002 Plan, (ii) no change in the class of persons eligible to receive incentive stock options, (iii) no extension of the term of an option granted to certain of our officers and key employees, (iv) no reduction in the exercise price of an option granted to certain of our officers and key employees, and (v) no other amendment of the 2002 Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule.  No termination or amendment of the 2002 Plan shall adversely affect any then outstanding option unless expressly agreed to by the affected participant or required by applicable law, legislation or rule, and no termination or amendment of the 2002 Plan may adversely affect any then outstanding option without the consent of the option holder, unless such termination or amendment is required to enable an option designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.  Further, no options shall be granted under the 2002 Plan after June 2012, which is ten years from the date the 2002 Plan was adopted by our Board of Directors and approved by our stockholders.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, consultant or director may receive under the 2002 Plan in the future is in the discretion of the Administrator and therefore cannot be determined in advance.  The following table sets forth (i) the aggregate number of shares of common stock subject to options and stock appreciation rights granted under the 2002 Plan during fiscal year 2009 and (ii) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
All Named Executive Officers, as a group	621,257	$1.31
All directors who are not Named Executive Officers, as a group	163,367	$1.62
All employees who are not Named Executive Officers, as a group	207,919	$1.48
All consultants, as a group	208,321	$1.34
______________________

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the 2002 Plan.  Tax consequences for any particular individual may be different.

Nonstatutory Stock Options.  No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.  Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options).  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss.  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.  We generally will be entitled to a tax deduction in connection with an award under the 2002 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).  Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to “covered employees” within the meaning of Section 162(m) of the Code.  Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2002 PLAN.  IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected San Diego, California, United States office of Ernst & Young LLP, or Ernst & Young (U.S.),  as our independent auditors for the year ending December 31, 2010 and has directed that management submit the selection of independent auditors to the stockholders for ratification at the Annual Meeting.  The Toronto, Canada office of Ernst & Young LLP, or Ernst & Young (Canada), audited our financial statements since the fiscal year ended December 31, 2003, and through the year ended December 31, 2008.  Representatives of Ernst & Young (U.S.) will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholders are not required to ratify the selection of Ernst & Young (U.S.) as our independent auditors.  However, we are submitting the selection of Ernst & Young (U.S.) to the stockholders for ratification as a matter of good corporate practice.  If you fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young (U.S.).  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young (U.S.).

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Auditors

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent auditors will be pre-approved by the Audit Committee.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG (U.S.) AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, directors, officers and beneficial owners of ten percent or more of our common stock, or the Reporting Persons, are required to report to the Securities and Exchange Commission on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock, except as noted below.

•	On September 10, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on March 25, 2010.

•	On November 2, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on December 17, 2010.

•	On October 14, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on October 26, 2010.

•	On September 29, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on October 9, 2010.

•
On September 30, 2009, the compensation committee of the Board granted options to Robert Walder, William Dumencu, Tom Davidson, Donald Rindell, Anthony Altig, Richard Lindstrom, Adrienne Graves and Elias Vamvakas.  The Forms 4 were filed late on October 2, 2010.

•	On September 24, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on September 29, 2009.

•	On September 17, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on September 23, 2009.

•	On September 3 and 4, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on September 9, 2009.

•
On July 15, 2009, convertible promissory notes were issued to an entity with beneficial ownership by Tom Davidson, an entity with beneficial ownership by Richard Lindstrom and an entity with beneficial ownership by Elias Vamvakas.  The Forms 4 were filed late on September 3, 2009.

•	On August 27, 2009, Eric Donsky sold shares of Common Stock. The Form 4 was filed late on August 31, 2009.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2011 must be received by us no later than December 31, 2011, which is 120 days prior to the first anniversary of the mailing date of the proxy, in order to be included in our proxy statement and form of proxy relating to that meeting.  These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in the proxy statement.  Under our bylaws, a stockholder who wishes to make a proposal at the 2010 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than May 1, 2010 unless the date of the 2010 Annual Meeting of Stockholders is more than 30 days before or after the one-year anniversary of the 2009 Annual Meeting.  If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2010 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

Our Annual Report for the fiscal year ended December 31, 2009 will be mailed to stockholders of record as of April 30, 2010.  Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date to any person who was a beneficial owner of our common stock on the Record Date.  Requests should be directed to OccuLogix, Inc., 11025 Roselle St., Suite 100, San Diego, California 92121, Attention: Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable proxy materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are OccuLogix stockholders will be “householding” our proxy materials.  A single Notice of Internet Availability of Proxy Materials and Proxy will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, direct your written request to OccuLogix, Inc., Investor Relations; 11025 Roselle St., Suite 100, San Diego, California 92121 or contact OccuLogix at (858)350-4270.  Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

Our Board of Directors does not know of any matter to be presented at our Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above.  If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card.

By Order of the Board of Directors,

/s/ Elias Vamvakas

Elias Vamvakas
Chairman of the Board

Dated: May 14, 2010

ATTACHMENT A

2002 STOCK OPTION PLAN

OCCULOGIX, INC.

(formerly VASCULAR SCIENCES CORPORATION)

2002 STOCK OPTION PLAN, AS AMENDED IN 2010

1.      Establishment, Purpose and Term of Plan.

1.1      Establishment.  The OccuLogix, Inc. 2002 Stock Option Plan (the “Plan”) was established effective as of the effective date of the Delaware reincorporation of OccuLogix Corporation (the predecessor corporation to the Company) (the “Effective Date”).

1.2      Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3      Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.  However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.      Definitions and Construction.

2.1      Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)      “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b)      “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c)      “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d)      “Company” means OccuLogix, Inc., a Delaware corporation, or any successor corporation thereto.

(e)      “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(f)      “Director” means a member of the Board or of the board of directors of any other Participating Company.

(g)      “Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

(h)      “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(i)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)      “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)            If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)           If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k)      “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(l)      “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(m)     “Involuntary Termination” means the termination of the Service of any individual which occurs by reason of:

(i)            Such individual’s involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

(ii)           Such individual’s voluntary resignation followaing (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

(n)      “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Participating Company), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Participating Company) in a material manner.  The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Participating Company) to discharge or dismiss any Optionee or other person in the Service of the Company (or any Participating Company) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(o)      “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(p)      “Officer” means any person designated by the Board as an officer of the Company.

(q)      “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(r)      “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option and Stock Appreciation Right granted to the Optionee and any shares acquired upon the exercise thereof.  An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

(s)      “Optionee” means a person who has been granted one or more Options and Stock Appreciation Rights.

(t)      “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(u)      “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(v)      “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(w)           “Prior Plan Options” means, any option granted pursuant to the OccuLogix Corporation 1997 Stock Option Plan which is outstanding on or after the date on which the Board adopts the Plan or which is granted thereafter and prior to the Effective Date.

(x)      “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(y)      “Securities Act” means the Securities Act of 1933, as amended.

(z)      “Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  An Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service.  Furthermore, an Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement.  The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

(aa)           “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(bb)           “Stock Appreciation Right” means a right to surrender to the Company all or a portion of an Option in exchange for an amount equal to the excess, if any, of:

(i) the Fair Market Value as of the date such Option or portion thereof is surrendered of the Stock issuable on exercise of such Option or portion thereof over (ii) the exercise price of such Option or portion thereof relating to such stock.

(cc)           “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(dd)           “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2      Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.  Where a Stock Appreciation Right has been granted in conjunction with an Option, the term “Option” shall include the related Stock Appreciation Right where the context permits.

3.      Administration.

3.1      Administration by the Board.  The Plan shall be administered by the Board.  All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2      Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3      Powers of the Board.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a)      to determine the persons to whom, and the time or times at which, Options and Stock Appreciation Rights shall be granted and the number of shares of Stock to be subject to each Option and Stock Appreciation Right;

(b)      to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)      to determine the Fair Market Value of shares of Stock or other property;

(d)      to determine the terms, conditions and restrictions applicable to each Option and Stock Appreciation Right (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option and Stock Appreciation Right or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option and Stock Appreciation Right or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option and Stock Appreciation Right, (vi) the effect of the Optionee’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e)      to approve one or more forms of Option Agreement;

(f)      to amend, modify, extend, cancel, renew, reduce the exercise price of or in any other manner re-price any outstanding Option and Stock Appreciation Right or to waive any restrictions or conditions applicable to any outstanding Option and Stock Appreciation Right or any shares acquired upon the exercise thereof;

(g)      to accelerate, continue, extend or defer the exercisability of any Option and Stock Appreciation Right or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h)      to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options and Stock Appreciation Rights; and

(i)      to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option and Stock Appreciation Right as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4      Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5      Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.      Shares Subject to Plan.

4.1      Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 3,200,000.  This share reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  However, the share reserve, determined at any time, shall be reduced by the number of shares subject to Prior Plan Options.  If an outstanding Option, including any Prior Plan Option, for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option, including any Prior Plan Option, subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise price, the shares of Stock allocable to the unexercised portion of such Option or Prior Plan Option or such repurchased shares of Stock shall again be available for issuance under the Plan.  However, except as adjusted pursuant to Section 4.2, in no event shall more than 3,200,000 shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Issuance Limit”).  Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

4.2      Adjustments for Changes in Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options.  If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 9.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.  The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.      Eligibility and Option Limitations.

5.1      Persons Eligible for Options.  Options may be granted only to Employees, Consultants, and Directors.  For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group.  Eligible persons may be granted more than one (1) Option.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

5.2      Option Grant Restrictions.  Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3      Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising.  In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.      Terms and Conditions of Options.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement.  Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1      Exercise Price.  The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2      Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) with the exception of an Option granted to an Officer, a Director or a Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee’s continued Service.  Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3      Payment of Exercise Price.

(a)      Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof.  The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)      Limitations on Forms of Consideration.

(i)           Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)           Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(iii)           Payment by Promissory Note.  No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law.  Any permitted promissory note shall be on such terms as the Board shall determine.  The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company.  Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4      Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof.  Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.5      Repurchase Rights.  Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

6.6      Effect of Termination of Service.

(a)      Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

(i)           Disability.  If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii)           Death.  If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.  The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee’s termination of Service.

(iii)           Other Termination of Service.  If the Optionee’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b)      Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)      Extension if Optionee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

(d)      Extension during Blackout Period.  Notwithstanding the foregoing, if there is in effect during the applicable time periods set forth in Section 6.6(a) a Company-imposed trading blackout to which the Optionee is subject (including an Optionee that is an Insider) and provided that neither Section 6.6(b) nor Section 6.6(c) is applicable to the circumstances at hand, the Option shall remain exercisable until the end of the tenth business day following the end of the trading blackout.

6.7      Transferability of Options.  During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative.  No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.      Terms and conditions of stock appreciate rights.

7.1      The Committee may, from time to time, grant Stock Appreciation Rights to any Employee, Consultant or Director in connection with the grant of any Option.  Any such grant of Stock Appreciation Rights shall be included in the Option Agreement.

7.2      Stock Appreciation Rights shall be exerciseable only at the same time, by the same person and to the same extent, that the Option related thereto is exerciseable.  Upon exercise of any Stock Appreciation Right, the corresponding portion of the related Option shall be surrendered to the Company.

7.3      The Company has the absolute right, at any time and from time to time, to require an Optionee to exercise an Option in lieu of the related Stock Appreciation Right.

8.      Standard Forms of Option Agreement.

8.1      Option Agreement.  Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

8.2      Authority to Vary Terms.  The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 8 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

9.      Change in Control.

9.1      Definitions.

(a)      An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b)      A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 9.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

9.2      Effect of Change in Control on Options.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Optionee, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  In the event that the Acquiring Corporation does not assume or substitute for the outstanding Options, the Optionee will fully vest in and have the right to exercise all of his or her outstanding Options, including shares of Stock as to which such Options would not otherwise be vested or exercisable.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.  Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.  Additionally, and notwithstanding anything in this Section 9.2 to the contrary, if an Optionee’s Service is terminated by reason of an Involuntary Termination within eighteen (18) months following the effective date of a Change in Control in which the Acquiring Corporation assumes or substitutes for outstanding Options, the shares of Stock subject to such Optionee’s outstanding Options will automatically accelerate and vest in full as of the Optionee’s termination of Service, including shares of Stock as to which such Options would not otherwise be vested or exercisable.  Any Option so accelerated shall remain exercisable until the Option’s expiration or, if earlier, the termination of the Option, as provided in the Optionee’s Option Agreement.

10.      Provision of Information.

At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option.  The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.  Furthermore, the Company shall deliver to each Optionee such disclosures as are required in accordance with Rule 701 under the Securities Act.

11.      Compliance with Securities Law.

The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities.  Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.      Termination or Amendment of Plan.

Without the approval of the Company’s stockholders, the Board may terminate or amend the Plan at any time.  However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) no extension of the term of an Option granted to an Insider, other than as provided for in Section 6.6(d), (d) no reduction in the exercise price of an Option granted to an Insider, other than in connection with adjustments for changes in the Company’s capital structure as permitted pursuant to Section 4.2 and (e) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule.  No termination or amendment of the Plan shall adversely affect any then outstanding Option unless expressly agreed to by the affected Participant or required by applicable law, legislation or rule.  In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

13.      Stockholder Approval.

The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board.  Options granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

PLAN HISTORY

June 2002
Board of Directors of OccuLogix Corporation, a Florida corporation (“OccuLogix”) adopts Plan, with an initial reserve of Two Million Six Hundred Seventy-Eight Thousand Nine Hundred and Ninety-Seven (2,678,997) shares.  This share reserve includes the number of shares of stock underlying outstanding options and the number of shares available for grant as options under the OccuLogix Corporation 1997 Stock Option Plan.  However, this share reserve, at any time, shall be reduced by the number of shares subject to Prior Plan Options.

June 2002
Stockholders of OccuLogix approve Plan, with an initial reserve of Two Million Six Hundred Seventy-Eight Thousand Nine Hundred and Ninety-Seven (2,678,997) shares.  This share reserve includes the number of shares of stock underlying outstanding options and the number of shares available for grant as options under the OccuLogix Corporation 1997 Stock Option Plan.  However, this share reserve, at any time, shall be reduced by the number of shares subject to Prior Plan Options.

June 2002	Effective date of Delaware reincorporation of OccuLogix.

December 2004	Board of Directors of OccuLogix, Inc. amends Plan to increase the share reserve to 4,456,000.

April 2007
Board of Directors of OccuLogix, Inc. resolves to submit to the stockholders of OccuLogix, Inc., for their authorization at the 2007 Annual Meeting, a proposal to increase the share reserve under the Plan by 2,000,000, from 4,456,000 to 6,456,000.

June 2007	Stockholders of OccuLogix, Inc. approve the proposal to increase the share reserve under the Plan by 2,000,000, from 4,456,000 to 6,456,000.

May 2008
Board of Directors of OccuLogix, Inc. resolves to submit to the stockholders of OccuLogix, Inc., for their authorization at the 2008 Annual and Special Meeting, a proposal to increase the share reserve under the Plan by 53,544,000, from 6,456,000 to 60,000,000.

September 2008	Stockholders of OccuLogix, Inc. approve the proposal to increase the share reserve under the Plan by 53,544,000, from 6,456,000 to 60,000,000.

October 2008
OccuLogix, Inc. effects a 1:25 reverse stock split, as a result of which every 25 issued and outstanding shares of common stock were combined into one share (and any fractional share was converted into a whole share) and the share reserve under the Plan was decreased to 2,400,000.

December 2009
Board of Directors of OccuLogix, Inc. resolves to submit to the stockholders of OccuLogix, Inc., for their authorization at the 2010 Annual Meeting, a proposal to increase the share reserve under the Plan by 800,000, from 2,400,000 to 3,200,000.

May 2010
Board of Directors of OccuLogix, Inc. approves the amendment of the Plan to provide for (i) full vesting acceleration of all outstanding stock options in the event of a change in control in which the acquiring corporation does not assume or substitute for outstanding stock options under the Plan; and (ii) full vesting acceleration of all outstanding stock options held by an optionee in the event the optionee’s service with OccuLogix (or its successor) is involuntarily terminated within 18 months following a change in control in which the acquiring corporation assumes or substitutes for outstanding stock options under the Plan.

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OCCULOGIX, INC. dba Tearlab Corporation 11025 ROSELLE ST. SUITE 100 SAN DIEGO, CA92121
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The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		0	0	0
1.	Election of Directors Nominees

01	Elias Vamvakas	02	Anthony E. Altig	03	Thomas N. Davidson	04	Adrienne L. Graves	05	Paul M. Karpecki
06	Richard L. Lindstrom	07	Donald Rindell

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2.	To approve an amendment to the 2002 Stock Option Plan to increase the shares reserved thereunder by 800,000 shares.	0	0	0

3.	To ratify the selection of Ernst & Young LLP (United States) as the Company’s independent auditors for the fiscal year ending December 31, 2010.	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Form 10-K/A is/are available at www.proxyvote.com .

OCCULOGIX, INC.

The undersigned stockholder of OccuLogix, Inc. dba Tearlab Corporation (the "Company") hereby appoints Elias Vamvakas, the Chairman of the Board of Directors and acting Chief Executive Officer of the Company or, failing him, William G. Dumencu, the Chief Financial Officer and Treasurer of the Company, as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 24, 2010 at 8:30 a.m., Eastern Daylight Time, at the Marriott Residence Inn (meeting room), Mississauga Airport Corporate Centre West, 5070 Creekbank Road, Mississauga, ON L4W 5R2 and at all adjournments thereof, upon the matters listed on the reverse side. If no choice is selected, the shares held by the undersigned stockholder will be voted FOR each of the proposals.

Continued and to be signed on reverse side